UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Rachel A. Spearo
U.S. Bancorp Fund Services, LLC
 615 East Michigan Street
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-5384
Registrant's telephone number, including area code

Date of fiscal year end: November 30, 2011

Date of reporting period:  November 30, 2011

Item 1. Reports to Stockholders.

Annual Report

November 30, 2011

Investment Adviser

Thunderstorm Mutual Funds LLC
1Liberty Square, Floor 5
Boston, Massachusetts 02109

Phone: 1-877-374-3888
www.thunderstormvalue.com

Table of Contents

LETTER TO SHAREHOLDERS	3

EXPENSE EXAMPLE	7

INVESTMENT HIGHLIGHTS	9

SCHEDULE OF INVESTMENTS	11

STATEMENT OF ASSETS AND LIABILITIES	14

STATEMENT OF OPERATIONS	15

STATEMENTS OF CHANGES IN NET ASSETS	16

FINANCIAL HIGHLIGHTS	17

NOTES TO FINANCIAL STATEMENTS	18

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	25

BASIS FOR TRUSTEES’ APPROVAL OF
INVESTMENT ADVISORY AGREEMENT	26

NOTICE OF PRIVACY POLICY & PRACTICES	30

ADDITIONAL INFORMATION	31

Dear Fellow Shareholder,

Thunderstorm Value Fund  posted a loss of -3.32%, including reinvested dividends, in the fiscal year that ended November 30, 2011.

We were disappointed by our performance this fiscal year.  For the first time in the history of the Fund, we trailed behind the Standard & Poor’s 500 Index, which we regard as a measure of the overall U.S. equity market.  The S&P 500 showed a positive return of 7.83% for the fiscal year.

Bear in mind that the S&P 500 consists almost exclusively of large-cap U.S. stocks while Thunderstorm Value Fund also invests in smaller U.S. stocks and foreign stocks.  The factors that adversely affect Fund performance in fiscal 2011 involved both sector allocation and individual stock selection.  Utilities were the best-performing group in the S&P 500 during the fiscal year, but we had no utility stocks for part of the fiscal year, and only moderate representation in the sector during the remainder of the period.  The Fund was heavy on stocks in the Materials sector, which was the second-worst performer among the ten S&P sectors.

In addition, performance was adversely impacted as we held several individual stocks that did poorly, notably Amedisys (a home health care company), Kingsgate Consolidated (a gold mining company based in Australia), Magna International (an auto-parts maker based in Canada), and Western Digital (a disk drive manufacturer).

Please see the discussion of performance on pages 9-10 for further information on performance, and important caveats.

At the turn of the year from 2011 to 2012, we perceive the U.S. economic recovery as gaining momentum, even as Europe has the potential to enter recession.  Unemployment in the U.S. has fallen to 8.5%, which is bad but better than the peak of 10% reached in late 2009.  Auto sales have improved to a 13-million-vehicles-per-year pace, and reduced home prices appear to be luring some buyers back into the housing market.  Some businesses are hiring again and manufacturing activity is picking up.  The Fund is emphasizing industries that may benefit from an expanding economy, such as commodities, industrials and energy.  We are investing primarily in the U.S., secondarily in Asia, and very little in Europe.

Our Investment Philosophy

Our investment philosophy is based on four principles:

•
A continuous search for value.  We seek stocks that appear to us to be bargains based on traditional value metrics such as the price/earnings ratio, price/book ratio, and price/revenue ratio.  We seek bargains wherever we find them, in the United States, Europe, Asia or Australia.

•	A contrarian bent. We believe the best profits are often achieved by going against the crowd. It often takes time, however. Even successful ideas may take one to three years to bear fruit.

•	Emphasis on companies’ balance-sheet strength. We rarely own a stock with debt greater than equity, and frequently purchase stocks of companies whose debt is less than 50% of equity.

•	Close attention to purchases and sales by company insiders. Such transactions act as a barometer of executives’ level of conviction in a company’s prospects.

Country Allocation

Because we know the U.S. market best, and because we believe the U.S. has a culture and legal structure favorable to investors, our prospectus specifies that at least half of the Fund’s assets will always be invested in the U.S.  Currently we are about two-thirds invested in the U.S., with much of the remainder in companies based in Hong Kong and Switzerland.  We have smaller investments in companies domiciled in Australia, the United Kingdom, China, Japan, Malaysia and France.  We exited Brazil during fiscal 2011 because we believed that Brazil’s economy was slowing sharply.

Sector Allocation

Compared to the S&P 500 we are overweight in materials, consumer discretionary and energy stocks.  We are underweight information technology, consumer staples, and especially financial stocks.

The emphasis on materials stocks includes a substantial investment in gold mining stocks.  The fund owns four gold-related equities:  Newmont Mining, Kingsgate Consolidated, Highland Gold and Freeport McMoRan Copper & Gold  (the latter mines more copper than gold, and so is quite economically sensitive).

Other materials holdings include an iron ore producer, Cliffs Natural Resources; a fertilizer maker, Mosaic Co.; and a concrete manufacturer, China Advanced Construction Materials.

We are drastically underweight financial stocks because we believe banks and insurance companies still need additional time to recover from the shocks of the financial crisis and recession of 2007-2009.

Largest Holdings

As of November 30, the Fund’s five largest equity holdings were:
1.Intel
2.Oceaneering International
3.Jardine Matheson
4.Dorman Products
5.Exelon

Shareholders may be interested in the thought process that led us to these five holdings.

Intel, purchased in September 2010, exhibited two characteristics we value highly.  Company insiders had recently purchased Intel shares.  And the board of directors has raised the dividend five times in five years.  Together, these facts indicated to us that management believed earnings progress was sustainable.  We continue to like Intel, which had a return on stockholders’ equity of 25% in 2010 and ran at a similar pace in 2011.

Our position in Oceaneering International was established in February 2009 and augmented in 2009 and 2010.  We believed that the company’s undersea robots would be in demand as oil drillers work to meet new safety requirements and reduce the risk of major oil spills following the large Macondo oil spill in 2009.  So far, we believe we have been correct.  We continue to like the company but are keeping a close eye on the stock’s valuations, which have risen along with the stock price during the past year.

Jardine Matheson is an Asian conglomerate that has interests in real estate, auto retailing, motorcycle manufacturing, dairy farming, supermarkets and hotels.  It gives the Fund exposure to fast-growing economies in many parts of Asia.  The Fund bought the stock in May 2009.  We consider the shares attractively valued at 6 times earnings.

Dorman Products, first purchased in May 2010, makes auto parts for the replacement market (mechanics and do-it-yourselfers).  The trend for people to keep their cars longer has been beneficial to Dorman, which has also gained market share and expanded its product line.  The company is debt free.

Our fifth biggest holding, Exelon, is the most recent purchase of these five, acquired in September 2011.  Exelon is a Chicago-based utility that distributes electricity in Illinois and Pennsylvania, and operates nuclear plants in Pennsylvania and New Jersey.  At recent stock prices it offers a dividend yield of approximately 5%.  Despite the nuclear accident in Japan, we believe that nuclear power is a part of the solution to the ongoing need for energy in the U.S.

Pending Closure of Fund

On January 17, 2012, the Fund filed an amendment to its prospectus, indicating that the Fund will be closing on February 29, 2012.

Thunderstorm Mutual Funds LLC, the Fund’s advisor, decided on this step because after four years the Fund had not reached the size necessary to break even.  Its parent firm, Thunderstorm Capital, has announced that it  stands ready to offer an individually managed account to anyone who was an investor in Thunderstorm Value Fund.(1)

Thanks to each of our shareholders for participating in this investment venture with us, and we wish all of our shareholders a prosperous and satisfying 2012.

Cordially,

John Dorfman
Portfolio Manager

(1)
There are material differences between an individual account and a mutual fund.  For example, the investment objective, degree of concentration or diversification, and risk level for an individual account may be unique to the account holder, while a mutual fund has one objective for all investors.  An individual account is subject to advisory fees.  A mutual fund is subject to management fees, which include advisory fees and other expenses.  The risk of an individual account will depend on the underlying holdings which may be more or less risky than a specific mutual fund.

Past performance does not guarantee future results.

Opinions expressed are subject to change at any time, are not intended to be a forecast or future events, a guarantee of future results, nor investment advice.

Mutual fund investing involves risk.  Principal loss is possible.  The Fund invests in small- and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility.  The Fund invests in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods.  In addition to the risks of foreign securities in general, countries in emerging markets are generally more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.

Fund holdings and sector allocations are subject to change and are not a recommendation to buy or sell any security.  Current and future holdings are subject to risk.  For a complete list of the Fund’s holdings, please refer to the Schedule of Investments contained in this report.  Investment performance reflects fee waivers in effect.  In the absence of such waivers, total return would be reduced.

Notes:

The S&P 500 is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.  You cannot invest directly in an index.

Definitions:

Price/book ratio: Stock price divided by a company’s book value (assets minus liabilities) per share.

Price/earnings ratio: Stock price divided by the company’s earnings per share for the past 12 months.

Price/sales ratio: Stock price divided by the company’s revenue per share for the past 12 months.

Return on Equity:  A company’s profits as a percentage of its book value (corporate net worth).

Thunderstorm Value Fund is distributed by Quasar Distributors, LLC.

Thunderstorm Value Fund
Expense Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (6/1/11–11/30/11).

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. Although the Fund charges no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. Individual Retirement Accounts (“IRA”) will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of ETFs or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example. The Example includes, but is not limited to, advisory fees, fund administration fees and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Thunderstorm Value Fund
Expense Example (Continued)
(Unaudited)

			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	June 1, 2011 -
	June 1, 2011	November 30, 2011	November 30, 2011*
Actual	$1,000.00	$877.40	$6.97
Hypothetical (5% return
before expenses)	$1,000.00	$1,017.65	$7.49

*	Expenses are equal to the Fund’s annualized expense ratio of 1.48%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

Thunderstorm Value Fund
Investment Highlights
(Unaudited)

The investment objective of the Fund is long-term capital appreciation.

Allocation of Portfolio Holdings
(% of Investments)

Average Annual Total Returns as of November 30, 2011

	Thunderstorm	S&P 500
	Value Fund	Index

One Year	(3.32)%	7.83%
Three Years	12.95%	14.13%
Since Inception (12/31/07)	(1.58)%	(1.93)%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-374-3888 or by visiting our web site, www.thunderstormvalue.com.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on historical returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

Continued

Thunderstorm Value Fund
Investment Highlights (Continued)
(Unaudited)

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following chart illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date. The graph does not reflect any future performance.

The S&P 500 Index includes 500 common stocks, most of which are listed on the New York Stock Exchange. The Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks.

One cannot invest directly in an index.

Growth of $10,000 Investment

*	Inception Date

Thunderstorm Value Fund

Schedule of Investments

November 30, 2011

	Shares	Value
COMMON STOCKS 91.07%
Ambulatory Health Care Services 1.28%
Amedisys, Inc. (a)	9,600	$113,952

Chemical Manufacturing 12.60%
Abbott Laboratories	5,800	316,390
Johnson & Johnson	5,000	323,599
Merck & Co., Inc.	8,000	286,000
Mosaic Co.	3,800	200,488
		1,126,477

Computer and Electronic Product Manufacturing 11.83%
Garmin Ltd. (b)	5,650	206,734
GT Advanced Technologies, Inc. (a)	36,000	277,920
Intel Corp.	23,000	572,929
		1,057,583

Electrical Equipment, Appliance, and Component Manufacturing 2.23%
Corning, Inc.	15,000	199,050

Energy 1.44%
Total SA (b)	2,500	128,778

Food Manufacturing 3.56%
ConAgra Foods, Inc.	12,600	318,276

Insurance Carriers and Related Activities 2.98%
Humana, Inc.	3,000	266,040

Machinery Manufacturing 0.37%
Baldwin Technology Co. (a)	68,000	32,708

Management of Companies and Enterprises 7.10%
Coastal Contracts Bhd (b)	230,000	136,039
Jardine Matheson Holdings Ltd. (b)	10,081	498,808
		634,847

Merchant Wholesalers, Durable Goods 5.04%
Dorman Products, Inc. (a)	11,650	450,622

Mining (except Oil and Gas) 13.86%
Cliffs Natural Resources, Inc.	4,800	325,488
Freeport-McMoRan Copper & Gold, Inc.	1,700	67,320

The accompanying notes are an integral part of these financial statements.

Thunderstorm Value Fund

Schedule of Investments (Continued)

November 30, 2011

	Shares	Value
Mining (except Oil and Gas) 13.86% (Continued)
Highland Gold Mining Ltd. (b)	80,480	$246,217
Kingsgate Consolidated Ltd. (b)	41,000	275,756
Newmont Mining Corp.	4,700	323,736
		1,238,517

Miscellaneous Manufacturing 2.42%
Mattel, Inc.	7,500	216,075

Nonmetallic Mineral Product Manufacturing 0.66%
China Advanced Construction Materials Group, Inc. (a)(b)	25,000	58,750

Oil and Gas Extraction 1.76%
CNOOC Ltd. (b)	87,000	157,006

Petroleum and Coal Products Manufacturing 3.60%
Exxon Mobil Corp.	4,000	321,760

Retailing 1.73%
K's Holdings Corp. (b)	4,000	154,513

Support Activities for Mining 8.73%
Oceaneering International Group, Inc.	11,000	523,160
Transocean Ltd. (b)	6,000	257,100
		780,260

Textile Mills 3.62%
Texwinca Holdings Ltd. (b)	276,000	323,651

Utilities 4.61%
Exelon Corp.	9,300	412,083

Wood Product Manufacturing 1.65%
Leucadia National Corp.	6,300	147,546
TOTAL COMMON STOCKS (Cost $7,643,683)		8,138,494

WARRANTS 0.05%
Coastal Contracts Berhad (b)	28,750	4,523
TOTAL WARRANTS (Cost $0)		4,523

The accompanying notes are an integral part of these financial statements.

Thunderstorm Value Fund

Schedule of Investments (Continued)

November 30, 2011

	Principal
	Amount	Value
SHORT-TERM INVESTMENTS 8.77%
Money Market Funds 8.77%
AIM STIC - Liquid Assets Portfolio	$784,102	$784,102
TOTAL SHORT-TERM INVESTMENTS (Cost $784,102)		784,102
Total Investments (Cost $8,427,785) 99.89%		8,927,119
Other Assets in Excess of Liabilities 0.11%		10,038
TOTAL NET ASSETS 100.00%		$8,937,157

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Foreign issued security.

Abbreviations:
SA – Generally designates corporations in various countries, mostly those employing the civil law.

The accompanying notes are an integral part of these financial statements.

Thunderstorm Value Fund

Statement of Assets and Liabilities

November 30, 2011

Assets
Investments, at value (cost $8,427,785)	$8,927,119
Cash	16,195
Dividends and interest receivable	35,508
Receivable from Adviser	8,410
Other assets	12,712
Total Assets	8,999,944

Liabilities
Payable to affiliates	30,071
Accrued expenses and other liabilities	32,716
Total Liabilities	62,787
Net Assets	$8,937,157

Net Assets Consist Of:
Paid-in capital	$8,748,836
Undistributed net investment income	38,657
Accumulated net realized loss
Investments	(340,433)
Foreign currency translation	(10,214)
Net unrealized appreciation
Investments	491,384
Foreign currency translation	8,927
Net Assets	$8,937,157

Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	991,129

Net asset value, redemption price and offering price per share	$9.02

The accompanying notes are an integral part of these financial statements.

Thunderstorm Value Fund

Statement of Operations

For the Year Ended November 30, 2011

Investment Income
Dividend income(1)	$210,150
Interest income	781
Total Investment Income	210,931

Expenses
Advisory fees	111,110
Administration fees	38,050
Transfer agent fees and expenses	32,959
Fund accounting fees	29,463
Audit and tax fees	25,809
Custody fees	23,941
Federal and state registration fees	17,069
Legal fees	14,151
Chief Compliance Officer fees and expenses	8,004
Reports to shareholders	7,630
Trustees' fees and related expenses	6,280
Other expenses	5,689
Total Expenses	320,155
Less waivers and reimbursement by Adviser (Note 4)	(155,713)
Net Expenses	164,442

Net Investment Income	46,489

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	1,192,273
Foreign currency translation	(10,214)
Change in net unrealized depreciation on:
Investments	(1,561,522)
Foreign currency translation	(39,806)
Net Realized and Unrealized Loss on Investments	(419,269)
Net Decrease in Net Assets from Operations	$(372,780)

(1)	Net of $5,789 in foreign withholding tax and issuance fees.

The accompanying notes are an integral part of these financial statements.

Thunderstorm Value Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	November 30, 2011	November 30, 2010
From Operations
Net investment income (loss)	$46,489	$(45,679)
Net realized gain (loss) on from:
Investments	1,192,273	172,870
Foreign currency translation	(10,214)	1,258
Change in net unrealized
appreciation (depreciation) on:
Investments	(1,561,522)	1,682,537
Foreign currency translation	(39,806)	(142,777)
Net increase (decrease)
in net assets from operations	(372,780)	1,668,209

From Distributions
Net investment income	—	(29,745)
Net realized gain on investments	—	—
Net decrease in net assets resulting
from distributions paid	—	(29,745)

From Capital Share Transactions
Proceeds from shares sold	410,664	380,573
Net asset value of shares issued in
reinvestment of distributions to shareholders	—	29,745
Payments for shares redeemed	(2,617,215)	(1,464,937)
Net decrease in net assets from capital
share transactions	(2,206,551)	(1,054,619)

Total Increase (Decrease) in Net Assets	(2,579,331)	583,845

Net Assets
Beginning of year	11,516,488	10,932,643
End of year	$8,937,157	$11,516,488

Accumulated net investment income	$38,657	$—

The accompanying notes are an integral part of these financial statements.

Thunderstorm Value Fund

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

				Period Ended
	Year Ended November 30,			November 30,
	2011	2010	2009	2008(1)
Net Asset Value,
Beginning of Period	$9.33	$8.04	$6.52	$10.00
Income (loss) from
investment operations:
Net investment income (loss)	0.05	(0.04)	0.03	0.02
Net realized and unrealized
gain (loss) on investments	(0.36)	1.35	1.74	(3.50)
Total from Investment Operations	(0.31)	1.31	1.77	(3.48)
Less distributions paid:
From net investment income	—	(0.02)	(0.03)	—
From net realized gain
on investments	—	—	(0.22)	—
Total distributions paid	—	(0.02)	(0.25)	—
Net Asset Value,
End of Period	$9.02	$9.33	$8.04	$6.52
Total Return(2)	(3.32)%	16.35%	28.12%	(34.80)%

Supplemental Data and Ratios:
Net assets at
end of period (000's)	$8,937	$11,516	$10,933	$9,486
Ratio of expenses to
average net assets:
Before waiver and
expense reimbursement(3)	2.88%	2.77%	3.01%	2.43%
After waiver and
expense reimbursement(3)	1.48%	1.99%	1.99%	1.99%
Ratio of net investment income
to average net assets:
Before waiver and
expense reimbursement(3)	(0.98)%	(1.19)%	(0.62)%	(0.14)%
After waiver and
expense reimbursement(3)	0.42%	(0.41)%	0.40%	0.30%
Portfolio turnover rate(2)	39.26%	92.86%	88.52%	22.49%

(1)	The Fund commenced operations on December 31, 2007.
(2)	Not annualized for periods less than a full year.
(3)	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

Thunderstorm Value Fund
Notes to Financial Statements
November 30, 2011

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Thunderstorm Value Fund (the “Fund”) represents a distinct diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is long-term capital appreciation. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The Fund became effective and commenced operations on December 31, 2007.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a)	Investment Valuation

Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  When the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the stock is traded.

Fund securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price.  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day.

Debt securities other than short-term instruments are valued at the mean between the closing bid and asked prices provided by a pricing service (“Pricing Service”).  If the closing bid and asked prices are not readily available, the Pricing Service may provide a price determined by a matrix pricing method or other analytical pricing models.  Short-term debt securities, such as commercial paper, bankers acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost.  If a short-term debt security has a maturity of greater than 60 days, it is valued at market price.

When market quotations are not readily available, any security or other financial instrument is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees (the “Board of Trustees”).  These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Fund’s investment adviser, Thunderstorm Mutual Funds LLC (the “Adviser”) to believe that a security’s last sale price may not reflect its actual market value.  The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.

Thunderstorm Value Fund
Notes to Financial Statements (Continued)
November 30, 2011

The Fund has adopted Statement of Financial Accounting Standards, “Fair Value Measurements and Disclosures” (“Fair Value Measurements”) and FASB Staff Position “Determining Fair Value when the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identified Transactions that are not Orderly” (“Determining Fair Value”).  Determining Fair Value clarifies Fair Value Measurements and requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  Determining Fair Value also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types.  Fair Value Measurements requires the Fund to classify its securities based on valuation method. These inputs are summarized in the three broad levels listed below:

Level 1—	Quoted prices in active markets for identical securities.
Level 2—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of November 30, 2011:

	Level 1	Level 2	Level 3	Total
Equity
Common Stocks	$8,138,494	$—	$—	$8,138,494
Warrants	4,523	—	—	4,523
Total Equity	$8,143,017	—	—	$8,143,017
Short-Term Investments	784,102	—	—	784,102
Total Investments in Securities	$8,927,119	$—	$—	$8,927,119

During the year ended November 30, 2011, there were no significant transfers between levels for the Fund. The Fund did not hold any Level 3 securities during the year.  At November 30, 2011, the Fund held 28,750 warrants with a fair value of $4,523, or 0.05% of Net Assets.  These warrants, which were acquired in connection with a corporate action, did not have a significant impact on the Fund’s financial statements. The Fund did not hold any other derivative instruments during the periods presented.

(b)	Foreign Securities

Investments in foreign securities entail certain risks. Individual foreign economies of certain countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment,

Thunderstorm Value Fund
Notes to Financial Statements (Continued)
November 30, 2011

resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States. Since foreign securities normally are denominated and traded in foreign currencies, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. At November 30, 2011, the Fund had no significant concentration in any one foreign country.

(c)	Federal Income Taxes

The Fund complies with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

(d)	Distributions to Shareholders

The Fund will distribute net investment income and net realized long or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment.

(e)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(f)	Share Valuation

The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all

Thunderstorm Value Fund
Notes to Financial Statements (Continued)
November 30, 2011

liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

(g)	Expenses

Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

(h)	Other

Investment transactions are recorded on the trade date. The Fund determines the gain or loss from investment transactions on the identified cost basis by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(3)	Federal Tax Matters

The tax character of distributions paid during the years ended November 30, 2011 and November 30, 2010 was as follows:

	November 30, 2011	November 30, 2010
Ordinary Income	$—	$29,745
Long-Term Capital Gain	$—	$—

As of November 30, 2011, the components of accumulated earnings on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$8,427,785
Gross tax unrealized appreciation	1,521,342
Gross tax unrealized depreciation	(1,021,031)
Net tax unrealized appreciation	$500,311
Undistributed ordinary income	$38,657
Undistributed long-term capital gain	—
Total distributable earnings	$38,657
Other accumulated gains/losses	$(350,647)
Total accumulated gains	$188,321

The difference between book basis and tax basis of investments is attributable mainly to securities transferred in kind.

At November 30, 2011, the Fund had accumulated net realized capital loss carryovers of $350,647, which will expire on November 30, 2017. To the extent the Fund realizes future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryover. During the fiscal year, $1,188,647 of capital loss carryovers were utilized.

Thunderstorm Value Fund
Notes to Financial Statements (Continued)
November 30, 2011

On the Statement of Assets and Liabilities, the following adjustments were made for permanent tax adjustments:

Undistributed Net Investment Income	$(7,832)
Accumulated Net Realized Gain	$7,832
Paid-In Capital	$—

The Fund had no material uncertain tax positions and has not recorded a liability for unrecognized tax benefits as of November 30, 2011. Also, the Fund had recognized no interest and penalties related to uncertain tax benefits in fiscal year 2011. At November 30, 2011, the fiscal tax years 2008 through 2011 remain open to examination in the Fund’s major tax jurisdictions.

(4)	Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Fund. Under the terms of the Agreement, which became effective on December 31, 2007, the Trust, on behalf of the Fund, compensates the Adviser for its management services at the annual rate of 1.00% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses for an indefinite period at the discretion of the Adviser and the Board of Trustees to the extent necessary to ensure that the Fund’s operating expenses do not exceed 1.99% before December 1, 2010 and 1.48% from December 1, 2010 thereafter (the “Expense Limitation Cap”) of the Fund’s average daily net assets. For the year ended November 30, 2011, expenses of $155,713 incurred by the Fund were waived or reimbursed by the Adviser. Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Expense Limitation Cap; provided, however, that the Adviser shall only be entitled to recoup such amounts over the following three fiscal years.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring:

November 30, 2012	$ 94,672
November 30, 2013	$ 88,280
November 30, 2014	$155,713

(5)	Related Party Transactions

A Trustee of the Trust is affiliated with U.S. Bancorp Fund Services, LLC (“USBFS”) and U.S. Bank, N.A., which provide accounting, administration, transfer agency and custodian services to the Fund. This same Trustee is an interested person of Quasar Distributors, LLC, the Fund’s distributor. The Trust’s Chief Compliance Officer is also an employee of USBFS. For the year ended November 30, 2011, the Fund was allocated $8,004 of the Trust’s Chief Compliance Officer fee.

Thunderstorm Value Fund
Notes to Financial Statements (Continued)
November 30, 2011

(6)	Capital Share Transactions

Transactions in shares of the Fund were as follows:

	Year Ended	Year Ended
	November 30, 2011	November 30, 2010
Shares sold	42,090	41,807
Shares issued to holders in reinvestment
of distribution	—	3,571
Shares redeemed	(285,019)	(171,508)
Net decrease	(242,929)	(126,130)

(7)	Investment Transactions

The aggregate securities transactions, excluding short-term investments, for the Fund for the year ended November 30, 2011, are listed below. The Fund did not have any purchases or sales of long-term U.S. Government securities.

Purchases	$4,149,980
Sales	$6,917,150

(8)	New Tax Law

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed into law. The Modernization Act is the first major piece of legislation affecting regulated investment companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs.  Some highlights of the enacted provisions are as follows:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

The provisions related to the Modernization Act for qualification testing are effective for the November 30, 2011 taxable year. The effective date for changes in the treatment of capital losses is the November 30, 2012 taxable year.

Thunderstorm Value Fund
Notes to Financial Statements (Continued)
November 30, 2011

(9)	Subsequent Events Evaluation

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events through January 27, 2012.  This evaluation resulted in the identification of the following subsequent event.

The Board of Trustees of the Trust, based upon the recommendation of the Adviser, has determined to close and liquidate the Fund.  After considering a variety of factors, including the current size of the Fund and its projected rate of asset growth, the Board of Trustees concluded that it would be in the best interests of the Fund and its shareholders that the Fund be closed and liquidated as a series of the Trust, effective as of the close of business on February 29, 2012.

(10)	New Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2010-06, Improving Disclosures about Fair Value Measurements (“ASU 2010-06”).  ASU 2010-06 amends ASC 820, Fair Value Measurements and Disclosures.  Effective on January 1, 2011, ASU 2010-06 requires disclosure of information about purchases, sales, issuances and settlements in the reconciliation of recurring Level 3 measurements on a gross basis.  The adoption of this ASU in 2011 did not have a significant impact on the Fund’s financial statements for the periods presented.

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.”  ASU No. 2011-04 requires additional disclosures regarding fair value measurements.  Effective for fiscal years beginning after December 15, 2011, and for interim periods within those fiscal years, entities will need to disclose the following:

1)	the amounts of any transfers between Level 1 and Level 2 and the reasons for those transfers; and

2)
for Level 3 fair value measurements, quantitative information about the significant unobservable inputs used, a description of the entity’s valuation processes, and a narrative description of the sensitivity of the fair value measurement to changes in the unobservable inputs and the interrelationship between inputs.

Management is currently evaluating the impact ASU No. 2011-04 will have on the Fund’s financial statement disclosures.

Thunderstorm Value Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders of Thunderstorm Value Fund and,
Board of Trustees of Trust for Professional Managers:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Thunderstorm Value Fund (the “Fund”), one of the diversified series constituting Trust for Professional Managers, as of November 30, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three periods in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2011, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 9 to the Financial Statements, the Fund's Board of Directors approved a plan of liquidation. The liquidation of the Fund is expected to be effective as of the close of business on February 29, 2012.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of November 30, 2011, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Milwaukee, Wisconsin
January 27, 2012

Thunderstorm Value Fund
Basis for Trustees’ Approval of Investment Advisory Agreement

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on August 30, 2011 to consider the renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of the Thunderstorm Value Fund (the “Fund”), a series of the Trust, and Thunderstorm Mutual Funds, LLC, the Fund’s investment adviser (the “Adviser”).  In advance of the meeting, the Trustees requested and received materials to assist them in considering the renewal of the Agreement.  The materials provided contained information with respect to the factors enumerated below, including a copy of the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to the Fund’s performance, as well as the management fees and other expenses of the Fund, due diligence materials relating to the Adviser (including a due diligence questionnaire completed on behalf of the Fund by the Adviser, the Adviser’s Form ADV, select financial statements of the Adviser, bibliographic information of the Adviser’s key management and compliance personnel, comparative fee information for the Fund and the Adviser’s other separately-managed accounts and a summary detailing key provisions of the Adviser’s written compliance program, including its Code of Ethics) and other pertinent information.  The Trustees also received information periodically throughout the year that was relevant to the Agreement renewal process, including performance, management fee and other expense information.  Based on their evaluation of the information provided by the Adviser, in conjunction with the Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Agreement for an additional one-year term ending August 31, 2012.

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.	NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUND

The Trustees considered the nature, extent and quality of services provided by the Adviser to the Fund and the amount of time devoted by the Adviser’s staff to the Fund’s operations.  The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of John R. Dorfman, the Fund’s portfolio manager, and other key personnel at the Adviser involved in the day-to-day activities of the Fund.  The Trustees reviewed the structure of the Adviser’s compliance program and the Adviser’s marketing activities and goals and its continuing commitment to the growth of Fund assets.  The Trustees noted that during the course of the prior year they had met with the Adviser in person to discuss various performance, marketing and compliance issues.  The Trustees also noted any services that extended beyond portfolio management, and they considered the trading capability of the

Thunderstorm Value Fund
Basis for Trustees’ Approval of Investment Advisory Agreement
(Continued)

Adviser.  The Trustees discussed in detail the Adviser’s handling of compliance matters, including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of the Adviser’s compliance program.  The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and that the nature, overall quality and extent of the management services to be provided to the Fund, as well as the Adviser’s compliance program, were satisfactory and reliable.

2.	INVESTMENT PERFORMANCE OF THE FUND AND THE ADVISER

The Trustees discussed the Fund’s performance for the year-to-date, one-year and three-year periods ended July 31, 2011.  In assessing the quality of the portfolio management services delivered by the Adviser, the Trustees also compared the short-term and long-term performance of the Fund on both an absolute basis and in comparison to benchmark indices, specifically the S&P 500 Index and the Russell 3000 Index, and in comparison to a peer group of U.S. open-end mid-cap value funds as constructed by data presented by Morningstar, Inc.  The Trustees noted that the Fund’s performance for the year-to-date period ended July 31, 2011 was in line with the peer group average and fell within the third quartile.  The Trustees noted that the Fund’s performance for the one-year period ended July 31, 2011 was above the peer group average and fell within the first quartile, but the Fund’s performance for the three-year period ended July 31, 2011 was below the peer group average and fell within the fourth quartile.  After considering all of the information, the Trustees concluded that the performance obtained by the Adviser for the Fund was satisfactory under current market conditions.  Although past performance is not a guarantee or indication of future results, the Trustees determined that the Fund and its shareholders were likely to benefit from the Adviser’s continued management.

3.	COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER

The Trustees considered the cost of services and the structure of the Adviser’s fees, including a review of the expense analyses and other pertinent material with respect to the Fund.  The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selection.  The Trustees considered the cost structure of the Fund relative to its peer group of U.S. open-end mid-cap value funds, as constructed by data presented by Morningstar, Inc., and separately-managed accounts, including a private investment vehicle, managed by an affiliate of the Adviser, as well as the fee waivers and expense reimbursements of the Adviser.

The Trustees also considered the overall profitability of the Adviser, reviewing the Adviser’s financial information and noted that the Adviser had subsidized the Fund’s operations following the Fund’s inception and had not recouped those subsidies.  The Trustees also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the Agreement and the expense subsidization undertaken by the Adviser, as well as the Fund’s brokerage commissions and use of soft dollars by the Adviser.  These considerations were based on materials requested by the Trustees and

Thunderstorm Value Fund
Basis for Trustees’ Approval of Investment Advisory Agreement
(Continued)

the Fund’s administrator specifically for the August 30, 2011 meeting, as well as the presentations made by the Adviser over the course of the year.

The Trustees noted that the Adviser agreed to reduce the Fund’s total operating expenses (net of fee waivers and expense reimbursements) from 1.99% to 1.48%, effective as of December 1, 2010.

The Trustees noted that the Fund’s contractual management fee of 1.00% fell in the fourth quartile (the highest among its peer group), and was above the peer group average of 0.75%, which fell in the second quartile.  The Trustees noted that the Fund’s total expenses of 1.48% fell in the fourth quartile and was above the peer group average of 1.03%, which fell in the second quartile.  The Trustees then compared the fees paid by the Fund to the fees paid by separately-managed accounts of an affiliate of the Adviser and noted that the Fund’s management fee was lower than the fees paid by these separately-managed account clients.

The Trustees concluded that the Fund’s expenses and the management fees paid to the Adviser were fair and reasonable in light of the comparative performance, expense and management fee information.  The Trustees noted that the Adviser had not yet achieved a profit in acting as investment adviser to the Fund, but that the Adviser maintained adequate profit levels to support its services to the Fund from the revenues of its overall investment advisory business, despite its subsidies to support the Fund’s operations.

4.	EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

The Trustees compared the Fund’s expenses relative to its peer group and discussed realized and potential economies of scale.  The Trustees also reviewed the structure of the Fund’s management fee and whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders).  The Trustees noted that the Fund’s management fee structure did not contain any breakpoint reductions as the Fund’s assets grow in size, but that the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis.  With respect to the Adviser’s fee structure and any applicable expense waivers, the Trustees concluded that the current fee structure was reasonable and reflected a sharing of economies of scale between the Adviser and the Fund at the Fund’s current asset level.

5.	BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its association with the Fund.  The Trustees examined the brokerage and commissions of the Adviser with respect to the Fund.  The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition or increased ability to obtain research or brokerage services, appear to be reasonable, and in many cases may benefit the Fund through growth in assets.

Thunderstorm Value Fund
Basis for Trustees’ Approval of Investment Advisory Agreement
(Continued)

CONCLUSIONS

The Trustees considered all of the foregoing factors.  In considering the renewal of the Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances.  Based on this review, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Agreement as being in the best interests of the Fund and its shareholders.

Thunderstorm Value Fund
Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

•information we receive about you on applications or other forms;

•information you give us orally; and

•information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

Thunderstorm Value Fund
Additional Information
(Unaudited)

Indemnification

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1-888-374-3888.

Independent Trustees

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Dr. Michael D. Akers	Trustee	Indefinite	Professor and	28	Independent
615 E. Michigan St.		Term; Since	Chair of		Trustee, USA
Milwaukee, WI 53202		August 22,	Accounting,		MUTUALS
Age: 56		2001	Marquette University		(an open-end
			(2004–present).		investment
company with
two portfolios).

Thunderstorm Value Fund
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Gary A. Drska	Trustee	Indefinite	Pilot, Frontier/	28	Independent
615 E. Michigan St.		Term; Since	Midwest Airlines, Inc.		Trustee, USA
Milwaukee, WI 53202		August 22,	(airline company)		MUTUALS
Age: 55		2001	(1986–present).		(an open-end
investment
company with
two portfolios).
Jonas B. Siegel	Trustee	Indefinite	Managing Director,	28	Independent
615 E. Michigan St.		Term; Since	Chief Administrative		Trustee, Gottex
Milwaukee, WI 53202		October 23,	Officer (“CAO”) and		Multi-Asset
Age: 68		2009	Chief Compliance		Endowment
			Officer (“CCO”),		Fund complex
			Granite Capital		(three closed-
			International Group,		end investment
			L.P. (an investment		companies);
			management firm)		Independent
			(1994–present); Vice		Trustee, Gottex
			President, Secretary,		Multi-Alternatives
			Treasurer and CCO		Fund complex
			of Granum Series		(three closed-
			Trust (an open-end		end investment
			investment company)		companies);
			1997–2007); President,		Independent
			CAO and CCO,		Trustee,
			Granum Securities,		Ramius IDF, LLC
			LLC (a broker-dealer)		(a closed-end
			(1997–2007).		investment
company).

Interested Trustee and Officers

Joseph C. Neuberger(1)	Chairperson,	Indefinite	Executive Vice	28	Trustee,
615 E. Michigan St.	President	Term; Since	President, U.S.		Buffalo Funds
Milwaukee, WI 53202	and	August 22,	Bancorp Fund		(an open-end
Age: 49	Trustee	2001	Services, LLC		investment
			(1994–present).		company with
ten portfolios);
Trustee, USA
MUTUALS (an
open-end
investment
company with
two portfolios).

Thunderstorm Value Fund
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

John Buckel	Vice	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	President,	Term; Since	Administrator,
Milwaukee, WI 53202	Treasurer	January 10,	U.S. Bancorp Fund
Age: 54	and	2008 (Vice	Services, LLC
	Principal	President);	(2004–present).
	Accounting	Since
	Officer	Sept. 10,
2008
(Treasurer)

Robert M Slotky	Vice	Indefinite	Senior Vice	N/A	N/A
615 E. Michigan St.	President,	Term; Since	President, U.S.
Milwaukee, WI 53202	Chief	January 26,	Bancorp Fund
Age: 64	Compliance	2011	Services, LLC
	Officer and		(2001–present).
Anti-Money
Laundering
Officer

Rachel A. Spearo	Secretary	Indefinite	Vice President	N/A	N/A
615 E. Michigan St.		Term; Since	and Legal
Milwaukee, WI 53202		November 15,	Compliance Officer,
Age: 32		2005	U.S. Bancorp Fund
Services, LLC
(2004–present).

Jennifer A. Lima	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator,
Milwaukee, WI 53202		January 10,	U.S. Bancorp Fund
Age: 37		2008	Services, LLC
(2002–present).

Jesse J. Schmitting	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator,
Milwaukee, WI 53202		July 21,	U.S. Bancorp Fund
Age: 29		2011	Services, LLC
(2008–present).

(1)
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

A NOTE ON FORWARD LOOKING STATEMENTS

Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the Adviser’s or portfolio manager’s forecasts and predictions, and the appropriateness of the investment programs designed by the Adviser or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION

The Fund has adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 1-888-374-3888. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, either upon request by calling the Fund toll free at 1-888-374-3888 or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

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THUNDERSTORM VALUE FUND

Investment Adviser	Thunderstorm Mutual Funds LLC
1 Liberty Square, 5th Floor
Boston, Massachusetts 02109

Legal Counsel	Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202

Independent Registered Public	Deloitte & Touche LLP
Accounting Firm	555 East Wells Street
Milwaukee, Wisconsin 53202

Transfer Agent, Fund Accountant and	U.S. Bancorp Fund Services, LLC
Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive
Suite 302
Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR filed on February 5, 2010.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR. Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2011	FYE 11/30/2010
Audit Fees	$22,100	$21,450
Audit-Related Fees	0	0
Tax Fees	$3,695	$3,585
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte & Touche applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2011	FYE 11/30/2010
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2011	FYE 11/30/2010
Registrant	0	0
Registrant’s Investment Adviser	0	0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the registrant’s Form N-CSR filed on February 5, 2010.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(a)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Trust for Professional Managers

By (Signature and Title)* /s/ Joseph Neuberger
Joseph Neuberger, President

Date January 31, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*/s/ Joseph Neuberger
Joseph Neuberger, President

Date January 31, 2012

By (Signature and Title)*/s/ John Buckel
John Buckel, Treasurer

Date January 31, 2012

* Print the name and title of each signing officer under his or her signature.